SUMMARY PROSPECTUS

March 7, 2014

TD Asset Management USA Funds Inc.

TDAM Institutional Money Market Fund

 – Commercial Class (TCCXX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 28, 2014, as further amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus.
As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TDAM Institutional Money Market Fund

Investment Objective

The TDAM Institutional Money Market Fund (the “Institutional Money Market Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Money Market Fund.

	Commercial Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.40%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.23%
Total Other Expenses		0.48%
Total Annual Fund Operating Expenses		0.98%

Example

This Example is intended to help you compare the cost of investing in the Institutional Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Money Market Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Commercial Class	$100	$312	$542	$1,201

Investment Strategies

The Institutional Money Market Fund is a money market fund. The Institutional Money Market Fund invests in high quality money market securities that the Institutional Money Market Fund’s investment manager, TDAM USA Inc. (the “Investment Manager” or “TDAM”), believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Institutional Money Market Fund’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Institutional Money Market Fund may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Institutional Money Market Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Institutional Money Market Fund may invest in taxable municipal securities. The Institutional Money Market Fund does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Institutional Money Market Fund also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets.

Principal Risks

Interest Rate Risk — The income from the Institutional Money Market Fund will vary with changes in prevailing interest rates.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional Money Market Fund to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Asset-Backed Securities Risk — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

Banking Industry Risk — The Institutional Money Market Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Regulatory Risk — Changes in government regulations may adversely affect the value of a security held by the Institutional Money Market Fund. In addition, the SEC has adopted amendments to money market regulation, and may adopt additional reforms, which may impact the operation or performance of the Institutional Money Market Fund.

An investment in the Institutional Money Market Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Commercial Class of the Institutional Money Market Fund. The bar chart shows changes in the Commercial Class’ performance from year to year. The table shows average annual total returns of the Commercial Class of the Institutional Money Market Fund. Of course, past performance is not necessarily an indication of how the Institutional Money Market Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional Money Market Fund — Commercial Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 6/30/10) and 0.00% (for the quarter ended 3/31/13), respectively.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/13(1)

	1 Year	Since Inception (November 19, 2009)
Institutional Money Market Fund — Commercial Class	0.01%	0.03%

(1)	As of 12/31/13, the 7-day current yield for the Institutional Money Market Fund — Commercial Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Money Market Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums. For shareholders wishing to purchase shares directly from the Institutional Money Market Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund, TDAM U.S. Small-Mid Cap Equity Fund and TDAM Short-Term Bond Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Money Market Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Money Market Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional Money Market Fund and its related companies may pay the financial intermediary for the sale of Institutional Money Market Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional Money Market Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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